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                                                                EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
TriQuint Semiconductor, Inc.:


We consent to the use of our reports, dated February 7, 1997, incorporated by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-08891 on Form S-8, dated April 21, 1997, of TriQuint Semiconductor, Inc.


/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP
Portland, Oregon
April 18, 1997